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                                    GUARANTY

         THIS GUARANTY (this "Guaranty") is made as of the 13th day of August, 1999, by and among each of OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Parent"), OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation ("Opticare"), PRIMEVISION HEALTH, INC., a Delaware corporation ("PVH"), CONSOLIDATED EYE CARE, INC., a North Carolina corporation ("CEC" and, together with Opticare and PVH, the "Borrowers"), and each of the other subsidiaries and affiliates of the Parent and the Borrowers parties listed on the signature pages hereto (collectively, and together with the Parent and the Borrowers, the "Guarantors" and each, a "Guarantor"), in favor of THE Lenders and the LC Issuer referred to below, and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent for the Lenders and the LC Issuer (in such capacity, the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrowers and the Parent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the financial institutions from time to time party thereto (the "Lenders"), Bank Austria, AG, as LC Issuer (in such capacity, the "LC Issuer") and the Agent, pursuant to which, among other things, and subject to the terms and conditions contained therein, the Lenders will make available to the Borrowers term loans in an aggregate original principal amount of Twenty One Million Five Hundred Thousand ($21,500,000) and a revolving credit facility providing for revolving loans of up to Twelve Million Seven Hundred Thousand Dollars ($12,700,000) (collectively, the "Loans"); and

         WHEREAS, as a condition to their entry into the Loan Agreement and to the making of the Loans and other extensions of credit thereunder, the Lenders, the LC Issuer and the Agent have required that each of the Guarantors enter into this Guaranty; and

         WHEREAS, the Borrowers desire to obtain the Loan and/or other extensions of credit under the Loan Agreement, and each of the Guarantors has determined that it is and will be in the best interest and to the direct advantage of such Guarantor to assist the Borrowers in borrowing money and obtaining other extensions of credit from the Lenders and the LC Issuer in order to further the business of the Guarantors, and each Guarantor has therefore agreed to make and execute this Guaranty in favor of the Agent, the LC Issuer and the Lenders to induce them to enter into the Loan Agreement and to extend to the Borrowers the credit contemplated thereby;

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees with the Agent, the

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LC Issuer and the Lenders as follows:

                                 1. DEFINITIONS

         All capitalized terms used herein without definition shall have the respective meanings given to such terms in the Loan Agreement.

                                   2. GUARANTY

         2.1. CONTINUING GUARANTY OF PAYMENT. In consideration of the Loans and other extensions of credit now and hereafter made by the Lenders, the LC Issuer and the Agent, each Guarantor, jointly and severally, hereby irrevocably, absolutely and unconditionally guarantees to the Lenders, the LC Issuer and the Agent the prompt and complete payment when due of (a) all of the obligations of each Guarantor under this Guaranty and under the other Loan Documents to which such Guarantor is a party; (b) all "Obligations" of the Borrowers, and each of them, under and as such term is defined in the Loan Agreement, whether for principal, interest (including interest accruing after the commencement of any proceeding under any bankruptcy or insolvency law of any jurisdiction with respect to any Borrower, whether or not allowable as a claim thereunder), premium (if any), contingent and fixed liabilities with respect to letters of credit, expenses, fees, indemnities, commissions, reimbursements, charges, penalties and other liabilities or amounts payable thereunder or with respect thereto; and (c) all other indebtedness, liabilities and obligations of each Guarantor to the Agent, the LC Issuer and the Lenders, or any of them, of every kind and description, whether direct, indirect or contingent, now or hereafter existing, due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising under or in connection with this Agreement, the Loan Agreement or any other Loan Document (collectively, the "Guaranteed Obligations"). For purposes of this Guaranty, the Guaranteed Obligations shall be due on the earliest of:

                  (i)      the due date thereof (by acceleration or otherwise);

                  (ii) with respect to any obligation due on demand, upon demand therefor made by the Lenders, the LC Issuer and the Agent, or any of them, upon any of the Borrowers or any of the Guarantors;

                  (iii) the giving of notice by the Lenders and the Agent to any Borrower or any Guarantor of the occurrence of any default by any Guarantor hereunder (including any material misrepresentation by any such Guarantor made herein or in connection herewith) or any Event of Default; or

                  (iv) the commencement of any bankruptcy, insolvency or similar proceeding brought by or against any Borrower or any Guarantor and, in the case of any such proceeding instituted against any Borrower or any Guarantor, either such Borrower or such Guarantor consents to such proceeding, an order granting the relief requested in such

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         proceeding is entered or such proceedings continues unstayed and undismissed for a period of 60 days.

         This is a guaranty of payment rather than of collection; this is also a continuing guaranty and all liabilities to which this Guaranty applies, or may apply, under the terms hereof shall be presumed to have been created in reliance hereon.

         2.2. NATURE OF OBLIGATIONS. The obligations of each Guarantor to make payment to the Lenders, the LC Issuer and the Agent, or any of them, hereunder are direct and primary obligations which shall not be discharged for any reason until the Commitments under the Loan Agreement have been terminated and the Guaranteed Obligations have been paid in full. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall remain in force irrespective of:

                  (a) any invalidity, illegality or unenforceability of, or any defect in, any of the Loan Documents or the Guaranteed Obligations or any defense which any Borrower, any Guarantor or any of their respective Subsidiaries may have with respect thereto;

                  (b) the existence or absence of any legal action to enforce the Guaranteed Obligations or the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment; or

                  (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type.

         This Guaranty is several and independent of, and may be enforced regardless of, any other obligation (direct or contingent) of any Guarantor or any other Person with respect to the Guaranteed Obligations.

         2.3. MAXIMUM GUARANTEED AMOUNT. Anything in this Guaranty or in any other Loan Document to the contrary notwithstanding, in any action or proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its liability hereunder, then notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

         2.4. PAYMENTS. All payments required hereunder shall be payable in Dollars. Each such payment shall be made to the Lenders, the LC Issuer or the Agent, as applicable, without set-off or counterclaim and in freely transferable and immediately available funds at such place as the Agent may direct and for the account of the Lenders, the LC Issuer or the Agent, as applicable, and shall:

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                  (a) be exempt from, and be made without reduction by reason of, any Taxes; or

                  (b) to the extent that any such payment shall be subject to any Taxes, be accompanied by an additional payment by the Guarantors of such amount as may be necessary so that the net amount realized by any such Lender, the LC Issuer or the Agent, as applicable (after taking into account all applicable Taxes) is the same as such Person would have realized had such payment not been subject to such Taxes.

         "Taxes" shall mean and include any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) income and franchise taxes imposed by the jurisdiction under the laws of which such Lender, the LC Issuer or the Agent, as applicable, is organized or is or should be qualified to do business or any political subdivision thereof and (ii) income and franchise taxes imposed by the jurisdiction of the Lender's Office or any political subdivision thereof. A certificate of such Lender, the LC Issuer or the Agent, as applicable, as to additional amounts due under this Section 2.4 shall be conclusive absent manifest error. Upon any payment of Taxes by any Guarantor, such Guarantor shall promptly (and in any event within thirty (30) days) furnish to any such Person such tax receipts, certificates and other evidence of such payment as such Guarantor may have or such Lender, the LC Issuer or the Agent may reasonably request.

                         3. SUBORDINATION AND INDEMNITY

         3.1. SUBORDINATION. Subject to the next following sentence of this
Section 3.1:

                  (a) all claims of any Guarantor against any Borrower or any other Guarantor shall be subject and subordinate to the prior payment to the Lenders, the LC Issuer and the Agent of all Guaranteed Obligations and all obligations of each Guarantor hereunder; and

                  (b) no Guarantor shall be entitled to receive any payment or exercise any set-off in respect of any such claim described in Section 3.1(a) above and, to the extent any such payment is received (whether directly, by way of dividend in bankruptcy, set-off or otherwise), such Guarantor will forthwith deliver the same (or the value thereof) to the Agent, for the benefit of the Lenders, the LC Issuer and the Agent, in precisely the form received (except for endorsement or assignment where necessary), for application to the Guaranteed Obligations and, until so delivered, the same shall be held in trust as the property of the Lenders, the LC Issuer and the Agent.

         Notwithstanding the foregoing, until the occurrence of any default or Event of Default under this Guaranty, the Loan Agreement or any of the other Loan Documents, each Guarantor may receive and retain payment in respect of any obligation owed to it by any Borrower or any other Guarantor. If any Guarantor fails to make any necessary endorsement or assignment on any instrument of payment to which the Lenders, the LC Issuer and the Agent, or any of them, is

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entitled, the Agent and any of its officers or employees are hereby irrevocably authorized to make the same on behalf of such Guarantor.

         3.2. OTHER WAIVERS. Except to the extent required by law and to the extent that such requirement cannot be waived, each Guarantor waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action or making any demand by the Lenders, the LC Issuer and the Agent, or any of them, against, and any other notice to, any party liable thereon. Each Guarantor agrees that the Lenders, the LC Issuer and the Agent, or any of them, may at any time and from time to time, upon or without any terms or conditions and in whole or in part (a) change the manner, place or terms of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any of the terms thereof, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guaranteed Obligations so changed, extended, renewed or altered,
(b) fail to record, perfect or protect, or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property or Person whatsoever at any time securing or guaranteeing the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against, (c) exercise or refrain from exercising any rights against any Borrower, any Guarantor or any other Person, or otherwise act or refrain from acting, (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any other liability (whether due or not) of the Borrowers, or any of them, to the creditors of such Borrowers or Borrower, (including the Lenders, the LC Issuer and the Agent, or any of them), (e) apply any sum by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers, or any of them, to the Lenders, the LC Issuer and the Agent, or any of them, regardless of what liability or liabilities of the Borrowers, or any of them, remain unpaid, (f) consent to or waive any breach of, or any act, omission or default under, or modify, supplement or amend any provision of, any of the Loan Documents, (g) increase the amount of indebtedness of the Borrowers, or any of them, to the Lenders, the LC Issuer and the Agent, or any of them, whether under the Loan Documents or otherwise, (h) release or compromise with any other Person obligated on the Guaranteed Obligations, or any portion thereof, without releasing the Guarantors hereunder, (i) take any other act which injures or increases the risk to which the Guarantors are exposed hereunder. It is understood and agreed that the Lenders, the LC Issuer and/or the Agent may take any such action, without the consent of, or notice to, any Guarantor, without incurring responsibility or liability to any Guarantor, and without impairing or releasing the obligations of the Guarantors, or any of them, hereunder. Each Guarantor further (x) waives any right to demand that Lenders, the LC Issuer and the Agent, or any of them, deliver any evidence of the Guaranteed Obligations, or any security therefor, to such Guarantor upon tender of the Guaranteed Obligations by such Guarantor, or (2) to require Lenders, the LC Issuer and the Agent, or any of them, to proceed to collect the Guaranteed Obligations from the Borrowers or any other Person liable thereon upon and (y) agrees that the obligations of each Guarantor hereunder shall not be impaired or released by reason of any failure by the Lenders, the LC Issuer and the Agent, or any of them, to comply with any such provision.

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         3.3. NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lenders, the LC Issuer or the Agent, no Guarantor shall be entitled to be subrogated to any of the rights of the Lenders, the LC Issuer and the Agent, or any of them, against any Borrower, any other Guarantor or any collateral security or guarantee or right of offset held by any Lender, the LC Issuer or the Agent for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lenders, the LC Issuer and the Agent by the Borrowers, and each of them, on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lenders, the LC Issuer and the Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Lenders, the LC Issuer and the Agent may determine.

         3.4. REINSTATEMENT. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Lenders, the LC Issuer and the Agent, or any of them, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or custodian, trustee or similar officer for, any Borrower or any Guarantor or any part of their respective property, or otherwise, all as though such payments had not been made.

         3.5. INTEREST. If any Guarantor fails to pay when due to the extent permitted by law, any obligation hereunder, then, to the extent permitted by law, such obligation shall bear interest, payable on demand, from the due date thereof until paid (after as well as before judgment) at a rate per annum equal to two and three-quarters (2 3/4%) in excess of the Base Rate from time to time in effect.

                       4. REPRESENTATIONS AND WARRANTIES

         Each Guarantor hereby makes the following representations and warranties to the Lenders, the LC Issuer and the Agent, which shall be true and correct in all material respects on the date hereof and shall continue to be true and correct at the time of the making of any Loan and until the Commitments have been terminated and the Guaranteed Obligations have been repaid in full (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true in all material respects as of such date):

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         4.1. CORPORATE EXISTENCE AND QUALIFICATION. Each Guarantor is a
corporation duly organized validly existing and in good standing under the laws of its state of organization and is duly qualified as either a foreign corporation in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification and where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

         4.2. AUTHORIZATION OF AGREEMENT, LOAN DOCUMENTS AND BORROWING. Each Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Guaranty and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Guaranty and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Guaranty party thereto, and constitute the legal, valid and binding obligation of such Guarantor, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         4.3. COMPLIANCE OF GUARANTY, LOAN DOCUMENTS WITH LAWS, ETC. The execution, delivery and performance by each Guarantor of the Guaranty and the other Loan Documents to which each such Guarantor is a party, in accordance with their respective terms, and the transactions contemplated hereby, do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to any Guarantor, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, articles of organization, operating agreement or other organizational documents of any such Guarantor or any indenture, agreement or other instrument to which such Guarantor is a party or by which any of its properties may be bound or any Governmental Approval relating to such Guarantor, or (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Guarantor other than Liens arising under the Loan Documents.

         4.4. COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Except as described in the Loan Agreement, each Guarantor and each of their respective Subsidiaries
(a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties.

         4.5. SOLVENCY. Giving effect to the execution and delivery of this Guaranty and the other Loan Documents to which it is a party, each Guarantor
(a) has capital sufficient to carry on its respective business and transactions and all respective business and transactions in which it is about to engage,
(b) is able to pay its respective debts as they mature and (c) owns property whose fair saleable value is greater than the amount required to pay its respective debts.

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         4.6. REGULATORY MATTERS. No Guarantor is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or any other federal or state statue or regulation which materially limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

         4.7. REPRESENTATIONS AND WARRANTIES IN LOAN AGREEMENT. Each of the representations and warranties set forth in the Loan Agreement is true and correct to the extent such representation and warranty pertains to such Guarantor and all such representations and warranties are, to the extent pertaining to each Guarantor, hereby incorporated herein and made a part hereof by this reference with the same force and effect as if set forth herein in full.

                                5. MISCELLANEOUS

         5.1. REMEDIES CUMULATIVE; WAIVER. Each and every right and remedy granted to the Lenders, the LC Issuer and the Agent under this Guaranty, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. The Lenders, the LC Issuer and the Agent shall not, by any act (except by a written instrument pursuant to Section 5.8 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure on the part of the Lenders, the LC Issuer and the Agent, or any of them, to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lenders, the LC Issuer and the Agent, or any of them, of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the Lenders and the Agent of any Event of Default shall constitute a waiver of any subsequent Event of Default.

         5.2. SURVIVAL. All representations, warranties and covenants made herein shall survive the execution and delivery of all of the Loan Documents. The terms and provisions of this Guaranty shall continue in full force and effect until all of the Guaranteed Obligations have been paid in full and the Lenders, the LC Issuer and the Agent have terminated this Guaranty in writing, whichever last occurs; provided, further, that each Guarantor's obligations under Section 5.5 hereof shall survive the repayment of the Guaranteed Obligations and the termination of this Guaranty.

         5.3. ASSIGNMENTS; SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantors and their respective successors and permitted assigns and shall inure to the benefit of the Lenders, the LC Issuer and the Agent and their respective successors, transferees and assigns; provided, that no Guarantor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

         5.4. COUNTERPARTS. This Guaranty may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Guaranty

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may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         5.5. EXPENSE REIMBURSEMENT. Each Guarantor agrees to reimburse the Lenders, the LC Issuer and the Agent for the amount of all costs and expenses actually incurred by the Lenders, the LC Issuer and the Agent (including reasonable attorneys' fees and disbursements) in connection with: (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any collateral securing the Guaranteed Obligations, (b) the exercise or enforcement of any of the rights of the Lenders, the LC Issuer and the Agent, or any of them, hereunder or under such Loan Documents; and (c) the failure by such Guarantor to perform or observe any of the provisions of this Guaranty. Each Guarantor's obligations under this Section 5.5 shall survive the termination of this Guaranty.

         5.6. SEVERABILITY. If any provision of this Guaranty or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Guaranty and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         5.7. NOTICES. All notices, requests, demands and other communications under this Guaranty shall be in writing, and shall be deemed to have been made or give when (a) delivered to any Guarantor in the manner and at the address provided for in Section 14.7 of the Loan Agreement and (b) when delivered to any Lender, the LC Issuer or the Agent in the manner and at the address as provided in Section 14.7 of the Loan Agreement. Each Guarantor hereby irrevocably appoints the Parent as it agent for purposes of receiving any notice under this Guaranty or in connection with any other Loan Document.

         5.8. AMENDMENT. This Guaranty and the other Loan Documents to which each Guarantor is a party constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings and agreements between such parties in respect of such subject matter. Neither this Guaranty nor any provision hereof may be changed, waived, discharged, modified or terminated except pursuant to a written instrument signed by each Guarantor and by the Lenders and the Agent.

         5.9. TIME OF THE ESSENCE. Time is of the essence in this Guaranty.

         5.10. ATTORNEY-IN-FACT. Each Guarantor hereby designates, appoints and empowers the Agent irrevocably as its attorney-in-fact, at such Guarantor's cost and expense, to do in the name of such Guarantor any and all actions which the Agent may deem necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of such Guarantor to do so (provided that an Event of Default shall have occurred and be continuing), and each Guarantor hereby agrees to indemnify and hold the Agent harmless from any costs, damages, expenses or liabilities arising against or incurred by the Agent in connection therewith except to the extent that any of such costs, damages, expenses or liabilities arise out of gross negligence or willful misconduct of

                                       9
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the party to be indemnified.

         5.11. INDEPENDENT APPRAISAL. Each Guarantor acknowledges and represents that it has relied upon its own due diligence in making its own independent appraisal of each Borrower and its business, affairs and financial condition, will continue to be responsible for making its own independent appraisal of such matters and has not relied upon and will not hereafter rely upon any Lender, the LC Issuer or the Agent for information for such appraisal or other assessment or review and, further, will not rely upon any such information which may now or hereafter be prepared by or for the Lenders, the LC Issuer and the Agent, or any of them, for any appraisals regarding any Borrower.

         5.12. MASTER AGREEMENT. This Guaranty is a master guaranty and it is the intent of the parties hereto that the identity of the Guarantors hereunder will change from time to time as new Subsidiaries or Affiliates of any of the Guarantors or any of the Borrowers are required to join this Guaranty as additional Guarantors (the "Additional Guarantors"). Any Person which is not a foreign corporation within the meaning of Section 7701(5) of the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time, shall join this Guaranty as an Additional Guarantor by executing and delivering to the Agent, or any Person designated by the Agent, a joinder agreement, in form and substance satisfactory to Agent (a "Joinder Agreement"). Upon execution and delivery of a Joinder Agreement by an Additional Guarantor, such Additional Guarantor shall thereafter be regarded as a "Guarantor" hereunder as if such Additional Guarantor had been an original party to this Guaranty. Neither the addition of any Additional Guarantor to this Guaranty nor the release by the Lenders and the Agent of any Guarantor party to this Guaranty shall affect the obligations of any other Guarantor under this Guaranty and each Guarantor waives any defenses it may have arising out of the addition of any Additional Guarantor or the release of any Guarantor hereunder. Each Guarantor agrees that it shall execute and deliver any instrument, document or agreement from time to time as the Agent or any Lender may request to evidence its acknowledgment of the terms of this Guaranty, including, without limitation, Section 2.2 and this Section 5.12; provided, that the failure of any Guarantor to so execute and deliver any such instrument, document or agreement shall not in any way release such Guarantor from its obligations hereunder.

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         5.13.    GOVERNING LAW; CONSENT TO JURISDICTION.

               (a) THIS GUARANTY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               (b) EACH GUARANTOR HEREBY (A) NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY; (B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS GUARANTY; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS, THE LC ISSUER AND THE AGENT, OR ANY OF THEM, TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

               (c) EACH GUARANTOR AND ITS RESPECTIVE SUBSIDIARIES HEREBY IRREVOCABLY APPOINTS OPTICARE HEALTH SYSTEMS, INC. TO SERVE AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDERS, THE LC ISSUER AND THE AGENT, OR ANY OF THEM, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR OR ITS RESPECTIVE SUBSIDIARIES IN ANY OTHER JURISDICTION.

         5.14. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, EACH GUARANTOR HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS GUARANTY, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY BORROWER, ANY GUARANTOR, ANY LENDER, THE LC ISSUER OR THE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE LC ISSUER TO ENTER INTO THE

LOAN AGREEMENT AND TO MAKE THE LOANS AND OTHER FINANCIAL
ACCOMMODATIONS TO THE BORROWERS THEREUNDER.

                                ----------------
                                    Initials

         5.15.    NO PUNITIVE DAMAGES.

         (a) The Lenders, the LC Issuer, the Agent and each of the Guarantors (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         (b) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, each Guarantor has caused its duly authorized officers to set their hands and the seal of such Guarantor as of the day and year first above written.

                                   "Guarantors"

                                    OPTICARE HEALTH SYSTEMS, INC.

                                    By: /s/ Steven L. Ditman
                                       -----------------------------------------
                                       Name:  Steven L. Ditman
                                       Title: Chief Financial Officer

                                    Attest: /s/ Dean J. Yimoyines
                                           -------------------------------------
                                           Name:  Dean J. Yimoyines
                                           Title: Chief Executive Officer

                                                  [CORPORATE SEAL]

                                    OPTICARE EYE HEALTH CENTERS, INC.

                                    By: /s/ Steven L. Ditman
                                       -----------------------------------------
                                       Name:  Steven L. Ditman
                                       Title: Chief Financial Officer

                                    Attest: /s/ Dean J. Yimoyines
                                           -------------------------------------
                                           Name:  Dean J. Yimoyines
                                           Title: Chief Executive Officer

                                                  [CORPORATE SEAL]

                                    PRIMEVISION HEALTH, INC.,

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: Acting President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                                  [CORPORATE SEAL]

                   (Signatures continued on following page.)

                  (Signatures continued from preceding page.)

                                   CONSOLIDATED EYE CARE, INC.

                                   By: /s/ Allan L.M. Barker
                                      ------------------------------------------
                                      Name:  Allan L.M. Barker
                                      Title: President

                                   Attest: /s/ D. Blair Harrold
                                          --------------------------------------
                                          Name:  D. Blair Harrold
                                          Title: Secretary

                                                  [CORPORATE SEAL]

                                   PRIMEVISION EAST, INC.

                                   By: /s/ David A. Durfee
                                      ------------------------------------------
                                      Name:  David A. Durfee
                                      Title: President

                                   Attest: /s/ Gregg Luchs
                                          --------------------------------------
                                          Name:  Gregg Luchs
                                          Title: Chief Financial Officer

                                                  [CORPORATE SEAL]

                                   PRIMEVISION CENTRAL, INC.

                                   By: /s/ David A. Durfee
                                      ------------------------------------------
                                      Name:  David A. Durfee
                                      Title: President

                                   Attest: /s/ Gregg Luchs
                                          --------------------------------------
                                          Name:  Gregg Luchs
                                          Title: Chief Financial Officer

                                                  [CORPORATE SEAL]

                   (Signatures continued on following page.)

                  (Signatures continued from preceding page.)

                                   PRIMEVISION WEST, INC.

                                   By: /s/ David A. Durfee
                                      ------------------------------------------
                                      Name:  David A. Durfee
                                      Title: President

                                   Attest: /s/ Gregg Luchs
                                          --------------------------------------
                                          Name:  Gregg Luchs
                                          Title: Chief Financial Officer

                                                  [CORPORATE SEAL]

                                   PRIMEVISION OF NORTH CAROLINA, INC.

                                   By: /s/ David A. Durfee
                                      ------------------------------------------
                                      Name:  David A. Durfee
                                      Title: President

                                   Attest: /s/ Gregg Luchs
                                          --------------------------------------
                                          Name:  Gregg Luchs
                                          Title: Chief Financial Officer

                                                  [CORPORATE SEAL]

                                   ASSOCIATION OF EYE CARE CENTERS
                                   TOTAL VISION HEALTH PLAN, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Attest:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                  [CORPORATE SEAL]

                    (Signatures continued on following page.)

                                    OPTOMETRIC EYE CARE CENTER, P.A.

                                    By: /s/ D. Blair Harrold
                                       -----------------------------------------
                                       Name:  D. Blair Harrold
                                       Title: President

                                    Attest: /s/ Allan L.M. Barker
                                           -------------------------------------
                                           Name:  Allan L.M. Barker
                                           Title: Secretary

                                                  [CORPORATE SEAL]